UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2017

ENTELLUS MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36814	20-4627978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3600 Holly Lane North, Suite 40 Plymouth, Minnesota		55447
(Address of principal executive offices)		(Zip Code)

(763) 463-1595

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On July 13, 2017, Entellus Medical, Inc. (“Entellus”) acquired Spirox, Inc. (“Spirox”), a privately held medical device company that develops, manufactures and markets the LATERA Absorbable Nasal Implant which is a minimally invasive option to treat nasal airway obstruction.

On July 14, 2017, Entellus filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) reporting the Spirox acquisition, and on September 25, 2017, filed an amendment to the Current Report on Form 8-K to include: (1) historical audited financial statements of Spirox as of December 31, 2016 and 2015 and for the years ended December 31, 2016 and 2015; (2) unaudited interim financial statements of Spirox as of March 31, 2017 and December 31, 2016 and for the three months ended March 31, 2017 and 2016; and (3) pro forma condensed combined financial information as of and for the year ended December 31, 2016 and as of and for the three months ended March 31, 2017.

The purpose of this Current Report on Form 8-K is to provide additional unaudited updated financial information for Spirox.

Item 8.01	Other Events.

The unaudited interim financial statements of Spirox as of June 30, 2017 and December 31, 2016 and for the six months ended June 30, 2017 and 2016 are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The unaudited pro forma condensed combined balance sheet of Entellus as of June 30, 2017 and unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2017 and the notes to such unaudited pro forma condensed combined financial statements are attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Unaudited interim financial statements of Spirox, Inc. as of June 30, 2017 and December 31, 2016 and for the six months ended June 30, 2017 and 2016 (filed herewith)

99.2	Unaudited pro forma condensed combined financial information as of and for the six months ended June 30, 2017 (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2017	ENTELLUS MEDICAL, INC.

	By:	/s/ Brent A. Moen
	Name:	Brent A. Moen
	Title:	Chief Financial Officer